UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: August 12, 2008
(Date of earliest event reported)
Energy West, Incorporated
(Exact name of registrant as specified in its charter)

Montana (State or other jurisdiction of incorporation)	0-14183 (Commission File Number)	81-0141785 (I.R.S. Employer Identification No.)

1 First Avenue South, Great Falls, Montana	59401
(Address of principal executive offices)	(Zip Code)
(406) 791-7500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-99.1

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year
     On August 12, 2008, the Board of Directors of Energy West, Incorporated (“Energy West”) amended Energy West’s amended and restated bylaws, as amended, to change Energy West’s fiscal year end from June 30 to December 31. The amendment to the bylaws is attached to this current report on Form 8-K as Exhibit 3.1.
     Next month, Energy West will file a Form 10-K for the old fiscal year ended June 30, 2008. Pursuant to Rule 13a-10 of the Securities Exchange Act of 1934, as amended, Energy West will file a transition report on Form 10-K in March 2009 for the six month period of July 1 to December 31, 2008.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
3.1	Amendment No. 3 to Amended and Restated By-Laws, as amended, dated August 12, 2008

99.1	Press Release of Energy West, Incorporated dated August 15, 2008

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy West, Incorporated

By: /s/ Thomas J. Smith

Name: Thomas J. Smith
Title: Vice President and Chief Financial Officer
Dated: August 15, 2008

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment No. 3 to Amended and Restated By-Laws, as amended, dated August 12, 2008

99.1	Press Release of Energy West, Incorporated dated August 15, 2008

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